Mar. 31, 2025
Nuveen Core Impact Bond Fund | Nuveen Core Impact Bond Fund

SUPPLEMENT NO. 1
Dated June 1, 2026 to the Summary Prospectus of the Nuveen Core Impact Bond Fund dated August 1, 2025

The Board of Trustees (the “Board”) of the Nuveen Core Impact Bond Fund has approved the following changes to the Fund’s name and its non-fundamental policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (the “Name Policy”), which are expected to go into effect on August 1, 2026:

•	The Fund’s name will be changed from “Nuveen Core Impact Bond Fund” to “Nuveen Core and Impact Bond Fund.”

•	The Fund’s Name Policy to invest, under normal circumstances, at least 80% of its assets in bonds will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in a combination of core bonds and impact bonds.